UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  February 27, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Nov ’06	Dec ’06	Jan ’07
Process Management	+10	+15 to +20	+15
Industrial Automation	+15	+15	+10 to +15
Network Power	+10 to +15	+10 to +15	+5 to +10
Climate Technologies	-10 to -15	-5 to -10	-5 to 0
Appliance and Tools	+0 to +5	+0 to +5	+0 to +5
Total Emerson	+5 to +10	+5 to +10	+5 to +10

January 2007 Order Comments:

Order growth remained solid led by strength from the capital goods businesses. Favorable currency exchange rates contributed nearly 3 percentage points to the increase.

Process Management orders remained strong as robust capital spending by the global energy markets continued to drive order growth in the valve, measurement and systems businesses.

Order growth for Industrial Automation remained at high levels. Growth for this segment was strong in Europe and continued to be led by the power generating alternator and electronic drives businesses. Orders also benefited from the weaker dollar.

Network Power order growth moderated to the 5 to 10 percent growth range. Growth remained strong in the uninterruptible power supply (UPS), precision cooling and China power systems businesses.

Climate Technologies order trends remained negative but improved modestly from the prior month. Order growth remained soft in the United States and was strong in Europe and Asia.

Appliance and Tools order growth remained in the 0 to 5 percent range. Strong growth in the tools business offset softness in the storage, motors and appliance businesses.

Upcoming Investor Events:

March 7, 2007 – Citigroup Global Industrial Manufacturing Conference

Location: New York City, New York

Time: 2:15 p.m. to 2:55 p.m. EST

Presenter: Edward L. Monser, Chief Operating Officer

Presentation: Will be posted at the presentation starting time in the Investor Relations area of Emerson's Web site at www.gotoemerson.com/financial.

The presentation will be available for approximately one week at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 27, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary